UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 2, 2018

DARKSTAR VENTURES, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 000-54649

Nevada	26-0299456
(State of Incorporation)	(I.R.S. Employer Identification No.)

47 ELIEZRI STREET, JERUSALEM , ISRAEL
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code: +972-73-2592084

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “Company,” “our company,” “us,” “Darkstar,”, “we” and “our” refer to Darkstar venture, Inc. unless the context requires otherwise

Item 4.01 Change in Registrant’s Auditors

(a)    Previous independent registered audit firm.

Effective December 19, 2017, the Registrant dismissed Weinberg & Baer, LLC ("Weinberg & Baer "), which did audit Registrant’s year-end financial statements for the year ended July 31, 2017. The change in the Registrant’s auditors was recommended and approved by the Board of Directors of the Registrant.

During the year ended July 31, 2017 there were no disagreements with Weinberg & Baer (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg & Bear, would have caused them to make reference thereto in their report on financial statements for such years.

During the year ended July 31, 2017 and through November 15, 2017, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The report of the independent registered public accounting firm of Weinberg & Baer for the year ended July 31, 2017 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. However, the report contained a “going concern” paragraph.

The Company provided Weinberg & Baer with a copy of this report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that Weinberg & Baer furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from Weinberg & Baer filed as Exhibit 16.1 hereto and incorporated herein by reference.

(b)   New independent registered public accounting firm.

On November 15, 2017, and effective the same date, on the recommendation of the Registrant’s Board of Directors, the Registrant engaged Dov Weinstein & Co, as its independent registered audit firm to audit the Registrant’s financial statements for the fiscal year ended July 31, 2018 and to perform procedures related to the financial statements included in the Registrant’s quarterly reports on Form 10-Q, beginning with the quarter ending October 31, 2017.

During the fiscal year ended July 31, 2017 and through the date of the engagement of Dov Weinstein & Co, neither the Registrant nor anyone on its behalf has consulted with Dov Weinstein & Co, regarding either:

(a)	The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that Weinstein & Company, concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

(b)	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

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Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter of Weinberg & Baer, LLC to the Securities and Exchange Commission dated January 2, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Darkstar venture , Inc.

Date: January 30, 2018	By:	/s/ Avraham Bengio
Avraham Bengio, CEO / Director and Internal Accounting Officer

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